                                                                    EXHIBIT 10.9

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                     BETWEEN WILLIAM P. REID AND ITEQ, INC.


         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into effective as of March 20, 2000, between William P. Reid (the "Executive"), and ITEQ, Inc., a Delaware corporation (the "Company").

         WHEREAS, the Executive and the Company are parties to that certain Employment Agreement dated January 29, 1999 (the "Agreement"), whereby Executive was employed by the Company; and

         WHEREAS, the Executive and the Company desire to amend the Agreement as hereinafter provided.

         NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

         1. The provision "Chief Operating Officer" contained in the second line of Section 2(a) of the Agreement is hereby amended to be "Chief Executive Officer".

         2. The provision "Chief Executive Officer" contained in Section 2(a)(ii) of the Agreement is hereby amended to be "Board".

         3. The provision "the Chief Executive Officer," contained in Section 2(a)(iii) of the Agreement is hereby deleted.

         4. The provision "the Chief Executive Officer or" contained in the Sections 4(b), 4(c), 4(e) and 4(f) of the Agreement is hereby deleted.

         5. The provision "Chief Executive Officer" contained in the fourth line of Section 5(b) of the Agreement is hereby amended to be "Board".

         6. The provision "Chief Executive Officer" contained in the fifth line of Section 5(b) of the Agreement is hereby amended to be "Board".

         7. The provision "Chief Executive Officer" contained in the seventh line of Section 5(b) of the Agreement is hereby amended to be "Board".

         8. The provision "he" contained in the seventh line of Section 5(b) of the Agreement is hereby amended to be "it".

         9. The provision "his" contained twice in the eighth line of Section 5(b) of the Agreement is hereby amended to be "its".

         10. The provision "Section 10" contained in the eighth line of the last full paragraph of Section 5 of the Agreement is hereby amended to be "Section 9".

         11. The provision "Section 13 hereof" contained in the thirteenth line of the second paragraph of Section 9 of the Agreement is hereby amended to be "Section 12 hereof".

         12. The notice address, if to the Company, in Section 12 of the Agreement is deleted and replaced in its entirety with the following:

                  ITEQ, Inc.
                  2727 Allen Parkway, Suite 760
                  Houston, Texas 77019
                           Attention: Chairman, Compensation
                                  Committee of the Board of Directors

         13. Except as otherwise amended hereby, the Agreement remains in full force and effect.

         EXECUTED effective as of the date first set forth above.

                                         ITEQ, INC.



                                         By: /s/ PIERRE S. MELCHER
                                            ------------------------------------
                                         Pierre S. Melcher
                                         Chairman, Compensation Committee of the
                                               Board of Directors



                                         /s/ WILLIAM P. REID
                                         ---------------------------------------
                                         William P. Reid


                                       2